                                  EXHIBIT 99.1
                             LETTER OF TRANSMITTAL

                          TESORO PETROLEUM CORPORATION
                             OFFER TO EXCHANGE ITS
              9 5/8% SENIOR SUBORDINATED NOTES DUE 2008, SERIES B
          WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                       FOR ANY AND ALL OF ITS OUTSTANDING
                   9 5/8% SENIOR SUBORDINATED NOTES DUE 2008
                       (PRINCIPAL AMOUNT $1,000 PER NOTE)
                           PURSUANT TO THE PROSPECTUS


THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
            TIME, ON FEBRUARY 11, 2002 UNLESS THE OFFER IS EXTENDED


                Deliver to U.S. Bank Trust National Association
                             (the "Exchange Agent")

              By Hand Delivery:                            By Overnight Courier:
            U.S. Bank Trust Center                         U.S. Bank Trust Center
            180 East Fifth Street                          180 East Fifth Street
          St. Paul, Minnesota 55101                      St. Paul, Minnesota 55101
       Attn: Specialized Finance Group                Attn: Specialized Finance Group

       By Registered or Certified Mail:                  By Facsimile Transmission
                                                     (for Eligible Institutions Only):
            U.S. Bank Trust Center
            180 East Fifth Street                   U.S. Bank Trust National Association
          St. Paul, Minnesota 55101                            (651) 244-1537
       Attn: Specialized Finance Group                    Confirm: (800) 934-6802

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OR TRANSMISSION OF INSTRUCTIONS TO A FACSIMILE NUMBER OTHER THAN THOSE SET FORTH ABOVE WILL NOT
                          CONSTITUTE A VALID DELIVERY.


     The undersigned hereby acknowledges receipt of the Prospectus dated January 9, 2002 (the "Prospectus") of Tesoro Petroleum Corporation (the "Company") and this Letter of Transmittal, which together constitute the Company's offer (the "Exchange Offer") to exchange each $1,000 principal amount of its 9 5/8% Senior Subordinated Notes due 2008, Series B (the "Exchange Notes") for each $1,000 principal amount of its outstanding 9 5/8% Senior Subordinated Notes due 2008 (the "Outstanding Notes"). The Exchange Notes will be unsecured obligations of the Company and are identical in all material respects to the Outstanding Notes, except that (1) the Exchange Notes have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, (2) the Exchange Notes will not be subject to transfer restrictions and (3) provisions providing for an increase in the stated interest rate on the Outstanding Notes will be eliminated after completion of the Exchange Offer. The term "Expiration Date" shall mean 5:00 p.m., New York City time, on February 11, 2002, unless the Company, in its sole discretion, extends the duration of the Exchange Offer. Capitalized terms used but not defined herein have the respective meanings given to them in the Prospectus.



     PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING IT. YOU MUST FOLLOW THE INSTRUCTIONS BEGINNING ON PAGE 8.

     List below the Outstanding Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the Certificate or Registration Numbers and Principal amounts should be listed on a separately signed schedule affixed hereto.

--------------------------------------------------------------------------------------------------------------
                                     DESCRIPTION OF NOTES TENDERED HEREBY
--------------------------------------------------------------------------------------------------------------
  NAME(S) AND ADDRESS(ES) OF REGISTERED
                HOLDER(S)                     CERTIFICATE OR      AGGREGATE PRINCIPAL
  EXACTLY AS NAME(S) APPEAR(S) ON NOTES        REGISTRATION        AMOUNT REPRESENTED      PRINCIPAL AMOUNT
            (PLEASE FILL IN)                     NUMBERS*         BY OUTSTANDING NOTES        TENDERED**
--------------------------------------------------------------------------------------------------------------

                                            ---------------------------------------------------------------

                                            ---------------------------------------------------------------

                                            ---------------------------------------------------------------

                                            ---------------------------------------------------------------

                                            ---------------------------------------------------------------

                                            ---------------------------------------------------------------

                                                  TOTAL
--------------------------------------------------------------------------------------------------------------

 * Need not be completed by book-entry holders.

** Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Outstanding Notes. All tenders must be in integral multiples of $1,000.

     The term "Holder" means any person in whose name Outstanding Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from a registered holder of Outstanding Notes.

     This Letter of Transmittal is to be used if the Holder desires to tender Outstanding Notes (i) by delivery of certificates representing such Outstanding Notes or by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company ("DTC"), according to the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering" or (ii) according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2 of this Letter of Transmittal for a summary of the information provided in the Prospectus.

     The Holder must complete, execute and deliver this Letter of Transmittal to indicate the action such Holder desires to take with respect to the Exchange Offer. Holders who wish to tender their Notes must complete this Letter of Transmittal in its entirety.

[ ] CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH A BOOK ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution    -----------------------------------------------

Account Number    --------------------------------------------------------------

Transaction Code Number    -----------------------------------------------------

     Holders who desire to tender Outstanding Notes for exchange and who cannot comply with the procedures for tender on a timely basis set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering" or whose Outstanding Notes are not immediately available must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures."

[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF
    TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:


Name(s) of Registered Holder(s)-----------------------------------------

Date of Execution of Notice of Guaranteed Delivery----------------------

Name of Eligible Institution that Guaranteed Delivery-------------------

If delivered by book-entry transfer:


  Name of Tendering Institution:----------------------------------------


  Account Number--------------------------------------------------------

  Transaction Code Number-----------------------------------------------

[ ] CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OUTSTANDING
    NOTES ARE TO BE RETURNED BY CREDITING THE BOOK-ENTRY TRANSFER FACILITY ACCOUNT NUMBER SET FORTH ABOVE.

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name---------------------------------------------------------------------

Address------------------------------------------------------------------


Area Code and Telephone Number:------------------------------------------

                       SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:


     I, the undersigned, hereby tender to the Company the principal amount of the Outstanding Notes indicated above. I hereby exchange, assign and transfer to the Company all right, title and interest in and to such Outstanding Notes, including all rights to accrued and unpaid interest thereon as of the Expiration Date. I hereby irrevocably constitute and appoint the Exchange Agent my true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as the agent of the Company in connection with the Exchange Offer) with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) and full power and authority to assign, transfer and exchange the Outstanding Notes, including, but limited to, the power and authority to: (i) deliver Certificates for Outstanding Notes together with all accompanying evidence of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to be issued in exchange for such Outstanding Notes, (ii) present Certificates for such Outstanding Notes for transfer, and to transfer the Outstanding Notes on the books of the Company, and
(iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Outstanding Notes, all in accordance with the terms and conditions of the Exchange Offer. I fully understand that the Exchange Agent is acting as the agent of the Company in connection with the Exchange Offer. I represent and warrant that I have full power and authority to tender, assign and transfer the Outstanding Notes and to acquire Exchange Notes in exchange therefor. I represent that the Company, upon accepting the Outstanding Notes for exchange, will acquire good and unencumbered title to the Outstanding Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims.



     I further represent that (i) I am not an "affiliate" of the Company, (ii) the Exchange Notes are being obtained in the ordinary course of business of the person receiving such Exchange Notes, whether or not I am such person, and (iii) neither I nor any such other person receiving the Exchange Notes is engaged or intends to engage in, or has an arrangement or understanding with any person to participate in, the distribution of such Exchange Notes. If I am or such other person is a broker-dealer who is receiving the Exchange Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making or other trading activities, I acknowledge that I or such other person will deliver a prospectus in connection with any resale of such Exchange Notes. However, by so acknowledging or by delivering a prospectus, I will not be deemed to admit that I am an "underwriter" within the meaning of the Securities Act. If I am or any such other person is participating in the exchange offer for the purpose of distributing the Exchange Notes, we acknowledge that (i) we cannot rely on the position of the staff of the Securities and Exchange Commission enunciated in Exxon Capital Holdings Corporation (available April 13,
1989), Morgan Stanley & Co., Inc. (available June 5, 1991) or similar no-action letters regarding exchange offers and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction and (ii) we may incur liability under the Securities Act if we fail to comply with such requirements, liability from which we are not indemnified by the Company. If I am or any such other person is an affiliate (as defined under Rule 405 of the Securities Act) of the Company, I understand and acknowledge that I or such other person may not offer for resale, resell or otherwise transfer such Exchange Notes without registering them under the Securities Act or without an exemption therefrom.


     I also warrant that I will, upon request, execute and deliver any additional documents deemed necessary or desirable by the Exchange Agent or the Company to complete the exchange, assignment and transfer of tendered Outstanding Notes. I further agree that the Company's acceptance of any tendered Outstanding Notes and its issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement. The Company shall have no further obligations or liabilities thereunder for the registration of the Outstanding Notes or the Exchange Notes.

     The Exchange Offer is subject to certain conditions set forth in the Prospectus under the caption "The Exchange Offer -- Conditions." I recognize that the Company may not be required to exchange the

Outstanding Notes tendered hereby under certain circumstances. In such event, the Outstanding Notes tendered hereby but not exchanged will be returned to me.

     The authority I am hereby conferring or have agreed to confer shall survive my death or incapacity. My obligations under this Letter of Transmittal shall be binding upon my heirs, personal representatives, successors and assigns.


     Unless otherwise indicated in the box entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, certificates for all Exchange Notes delivered in exchange for the Outstanding Notes tendered hereby, and for any Outstanding Notes tendered hereby but not exchanged, will be registered in my name and returned to me or, in the case of a book-entry transfer of Outstanding Notes, will be credited to the account indicated above at DTC. If an Exchange Note is to be issued or mailed to a person other than me, or to me at an address different from the address shown on this Letter of Transmittal, I will complete the appropriate boxes on page 7 of this Letter of Transmittal.


     I UNDERSTAND THAT IF I AM SURRENDERING OUTSTANDING NOTES AND HAVE COMPLETED EITHER THE BOX ENTITLED "SPECIAL REGISTRATION INSTRUCTIONS" OR THE BOX ENTITLED "SPECIAL DELIVERY INSTRUCTIONS" IN THIS LETTER OF TRANSMITTAL, THE SIGNATURE(S) ON THIS LETTER OF TRANSMITTAL MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION (PER INSTRUCTION 4 OF THIS LETTER OF TRANSMITTAL).

                       SPECIAL REGISTRATION INSTRUCTIONS

                              (SEE INSTRUCTION 5)

To be completed ONLY if the Exchange Notes are to be issued in the name of someone other than the undersigned.

Issue Exchange Notes to:

Name:-----------------------------------------------

Address:--------------------------------------------

        --------------------------------------------


Area Code and Telephone Number:---------------------



Tax Identification or
Social Security Number:-----------------------------


                             (PLEASE PRINT OR TYPE)

                         SPECIAL DELIVERY INSTRUCTIONS
                              (SEE INSTRUCTION 5)

To be completed ONLY if the Exchange Notes are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown under "Description of Notes Tendered Hereby."

Mail Exchange Notes to:

Name:-----------------------------------------------

Address:--------------------------------------------

        --------------------------------------------


Area Code and Telephone Number:---------------------



Tax Identification or
Social Security Number:-----------------------------


                             (PLEASE PRINT OR TYPE)

              REGISTERED HOLDER(S) OF OUTSTANDING NOTES SIGN HERE
               (IN ADDITION, COMPLETE SUBSTITUTE FORM W-9 BELOW)

x-------------------------------------------------------------------------------

x-------------------------------------------------------------------------------
                     (SIGNATURE(S) OF REGISTERED HOLDER(S))

    Must be signed by registered holder(s) exactly as name(s) appear(s) on the Outstanding Notes or on a security position listing as the owner of the Outstanding Notes or by person(s) authorized to become registered holder(s) by properly completed bond powers transmitted herewith. If signature is by attorney-in-fact, trustee, executor, administrator, guardian, officer of a corporation or other person acting in a fiduciary capacity, please provide the following information (PLEASE PRINT OR TYPE):

Name and Capacity (full title):-------------------------------------------------

Address (including zip):--------------------------------------------------------

Area Code and Telephone Number:-------------------------------------------------


Tax Identification or Social Security Number:-----------------------------------


Dated:------------------------------------------------

             SIGNATURE GUARANTEE (IF REQUIRED -- SEE INSTRUCTION 4)

Authorized Signature:-----------------------------------------------------------
              (SIGNATURE OF REPRESENTATIVE OF SIGNATURE GUARANTOR)

Name and Title:-----------------------------------------------------------------


Name of Firm:-------------------------------------------------------------------



Address:------------------------------------------------------------------------


--------------------------------------------------------------------------------

Area Code and Telephone Number: ------------------------------------------------

Dated:------------------------------------------------

  PAYOR'S NAME:---------------------------------------------------------------

             THIS SUBSTITUTE FORM W-9 MUST BE COMPLETED AND SIGNED

     Please provide your social security number or other taxpayer identification number on the following Substitute Form W-9 and certify therein that you are not subject to backup withholding.

-----------------------------------------------------------------------------------------------------------------------
          SUBSTITUTE               Part 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX
           FORM W-9                AT RIGHT AND CERTIFY BY SIGNING AND DATING       ------------------------------
                                   BELOW.                                           Social Security Number or
                                                                                    Employer Identification Number
                                   ----------------------------------------------------------------------------------
  DEPARTMENT OF THE TREASURY       Part 2 -- Check the box if you are NOT subject to backup withholding under the
    INTERNAL REVENUE SERVICE       provisions of the Internal Revenue Code because: (a) You are exempt from backup withholding, or (B) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends, or (C)
                                   the Internal Revenue Service has notified you that you are no longer subject to backup withholding. [ ]

                                   ----------------------------------------------------------------------------------
        PAYOR'S REQUEST            CERTIFICATION: UNDER THE PENALTIES OF PERJURY, I
         FOR TAXPAYER              CERTIFY THAT THE INFORMATION PROVIDED ON THIS FORM IS
     IDENTIFICATION NUMBER         TRUE, CORRECT AND COMPLETE.                              Part 3 --
            ("TIN")                                                                         Awaiting
                                   SIGNATURE: ----------------------------------------      TIN [ ]
                                   DATED: ----------------------------------------------
----------------------------------------------------------------------------------------------------------------------


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      ON ANY CASH PAYMENTS IN EXCESS OF $10.00 MADE TO YOU.


               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
               CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.
--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER


 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or
 (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, backup withholding will apply to all reportable payments made to me thereafter until I provide a number. Moreover, I understand that during this 60-day period, the applicable backup withholding rate on all reportable payments made to me will be withheld commencing seven business days after the payor receives this Certificate of Awaiting Taxpayor Indentification Number and terminating on the date I provide a certified TIN to the payor.


 SIGNATURE------------------------------------------  DATE ---------------------

--------------------------------------------------------------------------------

                                  INSTRUCTIONS

                         FORMING PART OF THE TERMS AND
                        CONDITIONS OF THE EXCHANGE OFFER

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES FOR TENDERED OUTSTANDING NOTES

     All certificates representing Outstanding Notes or any confirmation of a book-entry transfer to the Exchange Agent's account at DTC, as well as a properly completed and duly executed copy or facsimile of this Letter of Transmittal, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at any of its addresses set forth herein prior to the Expiration Date.

     THE HOLDER ASSUMES THE RISK ASSOCIATED WITH THE DELIVERY OF THIS LETTER OF TRANSMITTAL, THE OUTSTANDING NOTES, AND ANY OTHER REQUIRED DOCUMENTS. EXCEPT AS OTHERWISE PROVIDED BELOW, DELIVERY WILL BE DEEMED MADE ONLY WHEN THE EXCHANGE AGENT HAS ACTUALLY RECEIVED THE APPLICABLE ITEMS. IF SUCH DELIVERY IS BY MAIL, IT IS SUGGESTED THAT REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, BE USED. DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH HEREIN, OR TRANSMISSION TO A FACSIMILE NUMBER OTHER THAN THE ONES SET FORTH HEREIN, WILL NOT CONSTITUTE A VALID DELIVERY.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Outstanding Notes for exchange.

2.  GUARANTEED DELIVERY PROCEDURES

     Holders who desire to tender Outstanding Notes for exchange, but who cannot comply with the procedures for tendering on a timely basis set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering" or whose Outstanding Notes are not immediately available may tender in one of the following two ways:

     (1) (a) The tender is made through a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., through a commercial bank or trust company having an office or correspondent in the United States or through an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (an "Eligible Institution");

        (b) prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) (i) setting forth the name and address of the Holder, the registration or certificate number(s) of the Outstanding Notes tendered and the principal amount of such Outstanding Notes, (ii) stating that the tender is being made thereby, and (iii) guaranteeing that, within five business days after the Expiration Date, the Letter of Transmittal (or facsimile thereof), together with the certificates representing the Outstanding Notes, or a book-entry confirmation, and any other required documents, will be deposited by the Eligible Institution with the Exchange Agent; and

        (c) such properly completed and executed Letter of Transmittal (or facsimile thereof), as well as duly executed certificates representing all tendered Outstanding Notes in proper form for transfer, or a book-entry confirmation, and all other required documents are received by the Exchange Agent within five business days after the Expiration Date.

     or

     (2) (a) Prior to the Expiration Date, the Exchange Agent receives an agent's message from DTC stating that DTC has received an express acknowledgment from the participant in DTC tendering the Outstanding Notes that they have received and agree to be bound by the Notice of Guaranteed Delivery; and

        (b) the Exchange Agent receives, within five business days after the Expiration Date, either (1) a book-entry confirmation, including an agent's message, transmitted via DTC's Automated Tender Offer Program, or (2) a properly completed and executed letter of transmittal or facsimile thereof, together with the certificate(s) representing all tendered Outstanding Notes in proper form for transfer, or a book-entry confirmation, and all other required documents.

     Upon request, the Exchange Agent will send a Notice of Guaranteed Delivery to a Holder who wishes to tender Outstanding Notes according to the guaranteed delivery procedures set forth above. Such Holder must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any properly completed and executed Letter of Transmittal properly completed and executed by a Holder who attempted to use the guaranteed delivery procedures.

3.  PARTIAL TENDERS; WITHDRAWALS

     A Holder who tenders less than the entire principal amount of Outstanding Notes evidenced by a submitted certificate should fill in the principal amount tendered in the column entitled "Principal Amount Tendered" of the box entitled "Description of Notes Tendered Hereby" on page 2 of this Letter of Transmittal. A newly-issued Outstanding Note for that portion of the principal amount not tendered will be sent to such Holder after the Expiration Date. All Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered in full unless otherwise indicated. Tenders of Outstanding Notes will be accepted only in integral multiples of $1,000.

     A Holder may withdraw a tender of Outstanding Notes at any time prior to the Expiration Date. Thereafter, tenders of Outstanding Notes are irrevocable. To be effective, a written, telegraphic or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent. Any such notice of withdrawal must (i) specify the name of the withdrawing Holder (ii) identify the Outstanding Notes to be withdrawn (including the certificate registration number(s) and principal amount of such Outstanding Notes, or, in the case of Outstanding Notes transferred by book-entry transfer, the name and number of the account at the book-entry transfer facility to be credited), (iii) be signed by the Holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee with respect to the Outstanding Notes register the transfer of such Outstanding Notes into the name of the person withdrawing the tender and (iv) specify the name in which any such Outstanding Notes are to be registered, if different from that of the depositor. Any Outstanding Notes that have been tendered but not accepted for exchange will be returned to the Holder thereof without cost to such Holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer.

4. SIGNATURE ON THIS LETTER OF TRANSMITTAL; WRITTEN INSTRUMENTS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES

     If this Letter of Transmittal is signed by the registered Holder(s) of the Outstanding Notes, the signature must correspond with the name(s) as written on the face of the certificates without alteration or enlargement. If this Letter of Transmittal is signed by a participant in the book-entry transfer facility, the signature must correspond with the name as it appears on the security position listing as the holder of the Outstanding Notes.

     If there are two or more joint owners of record of Outstanding Notes, they must all sign this Letter of Transmittal.

     If a number of Outstanding Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Outstanding Notes.

     Signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution unless the Outstanding Notes are tendered (i) by a registered Holder who has not completed the box entitled "Special Registration Instructions" or "Special Delivery Instructions" on the Letter of Transmittal or (ii) for the account of an Eligible Institution.

     If this Letter of Transmittal is signed by the registered Holder of Outstanding Notes (which term, for the purposes described herein, shall include a participant in the book-entry transfer facility whose name appears on a security listing as the holder of the Outstanding Notes) listed and tendered hereby, no endorsements of the tendered Outstanding Notes or separate written instruments of transfer or exchange are required. In any other case, the registered Holder (or acting Holder) must either properly endorse the Outstanding Notes or properly transmit completed bond powers with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on the Outstanding Notes, and, with respect to a participant in the book-entry transfer facility whose name appears on a security position listing as the owner of Outstanding Notes, exactly as the name of the participant appears on such security position listing), with the signature on the Notes or bond power guaranteed by an Eligible Institution (except where the Outstanding Notes are tendered for the account of an Eligible Institution).

     If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

5.  SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS

     Holders should indicate, in the applicable box, the name (or account at the book-entry transfer facility) in which and address to which the Exchange Notes (or newly issued Outstanding Notes for principal amounts not tendered or any Outstanding Notes not accepted for exchange) are to be issued (or deposited) if different from the names and addresses or accounts of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification number or social security number of the person named must also be indicated and the Holder should complete the applicable box on page 7 of this Letter of Transmittal.

     If no instructions are given, the Exchange Notes (or any newly issued Outstanding Notes for principal amounts not tendered or any Outstanding Notes not accepted) will be issued in the name of and sent to the acting Holder of the Outstanding Notes or deposited at such Holder's account at the book-entry transfer facility.

6.  TRANSFER TAXES

     The Company shall pay all transfer taxes, if any, applicable to the transfer and exchange of Outstanding Notes to it or its order pursuant to the Exchange Offer. If a transfer tax is imposed for any other reason other than the transfer and exchange of Outstanding Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exception therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

     Except as provided in this Instruction 6 of this Letter of Transmittal, it will not be necessary for transfer stamps to be affixed to the Notes listed herein.

7.  WAIVER OF CONDITIONS

     The Company reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

8.  MUTILATED, LOST, STOLEN OR DESTROYED NOTES

     Any Holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

9.  REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES


     Questions relating to the procedure for tendering as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number(s) set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Company at 300 Concord Plaza Drive, San Antonio, Texas 78216-6999, Attention: Corporate Communications (telephone: (210) 828-8484).


10.  VALIDITY AND FORM

     The Company will determine in its sole discretion all questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Outstanding Notes, which determination will be final and binding. The Company reserves the absolute right to reject any and all Outstanding Notes not properly tendered or any Outstanding Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Outstanding Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Notes must be cured within such time as the Company shall determine. Although the Company intends to notify Holders of defects or irregularities with respect to tenders of Outstanding Notes, neither the Company, the Exchange Agent nor any other person shall incur any liability for failure to give such notification. Tenders of Outstanding Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Outstanding Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders as soon as practicable following the Expiration Date.

                           IMPORTANT TAX INFORMATION


     Under federal income tax law, a Holder tendering Outstanding Notes is required to provide the Exchange Agent with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 above. If such Holder is an individual, the TIN is the Holder's social security number. The Certificate of Awaiting Taxpayer Identification Number should be completed if the tendering Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the Exchange Agent is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service on each failure to provide a correct TIN. In addition, payments that are made to such Holder with respect to tendered Outstanding Notes may be subject to backup withholding.



     Certain Holders (including, among others, all corporations and certain foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements. For such a Holder to qualify as an exempt recipient, such Holder should complete the Substitute Form W-9 above and write "EXEMPT" on the face thereof to avoid possible erroneous withholding. A foreign person may qualify as an exempt recipient by completing the Substitute Form W-9 as described above and by submitting a properly completed Certification of Foreign Status to the Exchange Agent on Internal Revenue Service Form W-8BEN, W-8ECI, W-8EXP, or W-8IMY, whichever is applicable, signed under penalties of perjury, attesting to that Holder's foreign status. Such forms can be obtained from the Exchange Agent.



     If backup withholding applies, the Exchange Agent is required to withhold the applicable backup withholding rate on any amounts otherwise payable to the Holder. For reportable payments made during calendar year 2002, the applicable backup withholding rate is 30%. Backup withholding is not an additional


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tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

 PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments that are made to a Holder with respect to Notes tendered for exchange, the Holder is required to notify the Exchange Agent of his or her correct TIN by completing the form herein certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (i) such Holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such Holder that he or she is no longer subject to backup withholding.

 WHAT NUMBER TO GIVE THE EXCHANGE AGENT

     Each Holder is required to give the Exchange Agent the social security number or employer identification number of the record Holder(s) of the Notes. If Notes are in more than one name or are not in the name of the actual Holder, consult the instructions on Internal Revenue Service Form W-9, which may be obtained from the Exchange Agent, for additional guidance on which number to report.

 CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER


     If the tendering holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, write "Applied For" in the space for the TIN on Substitute Form W-9, sign and date the form and the Certificate of Awaiting Taxpayer Identification Number and return them to the Exchange Agent. If such certificate is completed and the Exchange Agent is not provided with the TIN within 60 days, the Exchange Agent will withhold at the applicable backup withholding rate on all payments made thereafter until a TIN is provided to the Exchange Agent. Further, during this 60-day period, the Exchange Agent will withhold at the applicable backup withholding rate on all reportable payments made after seven business days after the Exchange Agent receives a Certificate of Awaiting Taxpayer Identification Number until a TIN is provided to the Exchange Agent.


     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE THEREOF (TOGETHER WITH OUTSTANDING NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

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